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                                                                    EXHIBIT 99.1

                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Annual Report of Todhunter International, Inc. (the "Company") on Form 10-K for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2002 and its results of operations for the period ended September 30, 2002.


                                           /s/  Jay S. Maltby
                                         ---------------------------------------
                                         Jay S. Maltby
                                         Chairman of the Board,
                                         Chief Executive Officer and President


Date:  December 18, 2002